Operating Loss	12 Months Ended
Dec. 31, 2023
Operating Loss [Abstract]
OPERATING LOSS

5. OPERATING LOSS

The Group’s operating losses are stated after charging/(crediting) the following:

	Year Ended December 31,
	2023 $’000	2022 $’000	2021 $’000
License fee	563	-	(1,047)
Realization bonus	-	-	855
Depreciation of Property, plant and equipment	7	1	8
Depreciation (Right-of-use asset)	89	50	133
Foreign exchange (gains)/losses	1,519	(3,183)	(1,899)

License fees relating to 2020 were waived in 2021 as a result of negotiations by the Group.

A realization bonus of $13.5 million became payable during the year ended December 31, 2020 to the chairman of the board upon the Company raising funds in excess of $28m (£20m), which it successfully raised in August 2020. As the bonus was not settled until November 2021, interest of $0.9m was accrued on the amount due in the year to December 31, 2021. No realization bonus is accounted for in year ended December 31, 2022.